UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

MESIROW ENHANCED CORE PLUS FUND

MESIROW HIGH YIELD FUND

MESIROW SMALL COMPANY SUSTAINABILITY FUND

Annual Report

SEPTEMBER 30, 2022

Investment Adviser:

Mesirow Financial Investment Management, Inc.

Mesirow Institutional Investment Management, Inc.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS
SEPTEMBER 30, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 833-MESIROW (833-637-4769); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

This annual report covers the fiscal year ended September 30, 2022. We entered the period with modest return expectations for financial markets and were fairly confident that underlying economic growth would be supportive of this outlook. However, rising inflation – partially exacerbated by Russia’s invasion of Ukraine – created unforeseen risks resulting in increased volatility, higher interest rates, and slower global growth, all of which combined to produce a challenging environment for investors across almost every asset class.

Economic overview

Over the past year, investors have been preoccupied with the actions of the Federal Reserve (Fed) and its policy of increased monetary tightening throughout the period. The Fed is facing a conundrum as it attempts to guide the economy through the phase of restrictive monetary policy needed to fight inflation without creating a recession, the proverbial “soft landing.” However, given the significant amount of fiscal and monetary stimulus injected into the economy during the pandemic, incremental supply chain disruptions, and the ongoing Russia/Ukraine conflict, the Fed’s ability to engineer a soft landing has become more difficult.

While most economic data are not yet at recessionary levels and growth is being buoyed by strong employment and higher spending, marginal activity continues to slowly decline. We are cognizant that the negative impact of monetary policy may take some time to transition through the real economy.

Though some measures of inflation have started to moderate, inflation remains at higher-than-normal levels; energy prices, in particular, are placing a heavier burden on consumers. The Fed has aggressively reiterated its goal to push inflation back to its stated baseline goal of 2%. Consequently, the outlook for the Fed Funds Rate ramped considerably higher, indicating rates will stay higher for longer than expected. Therefore, we would expect Fed policy to negatively influence asset prices until interest rates have peaked.

Equity market overview

After more than 25 years of providing a backstop whenever financial markets encountered distress, the Fed now faces a more a more difficult choice as protecting financial assets conflicts with its primary mandate of price stabilization in an inflationary environment. With this backdrop of rapidly rising interest rates, increased economic uncertainty, and falling earnings revisions, equity markets have been considerably impacted by tighter Fed policy. As a result, the Russell 2000® Index was down -23.50% over the 1-year period ended September 30, 2022.

The Energy sector was, by far, the market leader over this period with a return of more than 24%, but traditionally non-cyclical sectors (Utilities, and Consumer Staples) also significantly outperformed the Index, reflecting the market’s concerns regarding inflation and a preference for defensive stocks. Conversely, Consumer Discretionary, Communication Services, Healthcare, and Technology lagged, indicating the impact of rising energy prices for consumers and extended valuation multiples for traditional growth sectors.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Absent a recession, we believe much of the expected damage to equities is already embedded in prices. We would become more constructive about intermediate market trends should inflation data allow the Fed to suspend its current path. However, that appears to be unlikely, at least near term. We continue to witness deterioration in underlying economic fundamentals. Employment and spending levels remain strong, but broader economic indicators are slowing on the margin and increased levels of market risk are being transmitted through higher volatility. Finally, we expect earnings reports to be more challenging for the balance of the year as many companies adjust expectations to encompass lower growth and profitability as the ability to pass through higher prices begins to wane.

Nevertheless, we are aware that equity markets are notoriously forward-looking mechanisms, and the bottoming process could reach its conclusion well before a corresponding bottom in economic data or earnings. Therefore, we will continue to look for opportunities where market prices have dislocated from reasonable expectations and focus on identifying companies with embedded fundamental strength, increasing pricing power, or natural cost advantages that can weather a potentially more distressed environment.

Fixed income market overview

As could be expected, the massive uncertainty regarding rates produced corresponding volatility in the fixed income markets. The Treasury curve has been inverted for most of 2022 – there have been no safe havens as all areas of the fixed income market suffered from volatility that hasn’t been seen in 40+ years. For the 1-year period ended September 30, 2022, the Bloomberg U.S. Aggregate Index returned -14.60%, the Bloomberg Intermediate Gov/Credit Index returned -10.14% and the Bloomberg U.S. Corporate High Yield Index returned -14.14%

The enormous volatility of the last twelve months has been a wakeup call for those who’ve grown accustomed to a relatively placid rate environment. However, patient investors will eschew leverage, will hew to high quality assets, will rent liquidity to the market opportunistically, and will keep to a minimum any long positions/short hedges that may be subject to “headline risk” as the markets struggle to price risk in real time. While such bouts of volatility may be agonizing for investors used to more predictable conditions, they also create outsized displacements in prices, and opportunities for savvy investors to lock in returns that may be beneficial long term.

You will find more detailed analyses of each asset class and each Fund’s performance later in this report. As always, we deeply appreciate that you’ve trusted us with your investment, and we remain committed to helping you pursue your financial goals through thoroughly researched, analytically stringent methods that stay true to our ESG-oriented approach to invest in what matters.

Sincerely,

Robert Sydow

Portfolio Manager, Mesirow High Yield Fixed Income

and

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Kathy Vorisek

Portfolio Manager, Mesirow Equity Management

and

Peter Hegel,

Portfolio Manager, Mesirow Strategic Fixed Income

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Definition of the Comparative Index (Unaudited)

Bloomberg U.S. Aggregate Index

The Bloomberg Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg U.S. Corporate High Yield Index

The Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Russell 2000® Value Index

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022 (Unaudited)

We have stayed the course with our portfolio positioning maintaining an overweight in corporate credit along with a modest duration short (roughly 0.75 year) and an underweight in mortgages. We will close some of the mortgage underweight during 4Q although we will do this gradually given the poor technical backdrop as the Fed picks up steam on its tapering program.

We remain overweighted versus the benchmark in investment grade credit and underweighted treasuries and mortgage-backed securities. Other sizable commitments are to select high yield credits and to a lesser extent currency.

With the Fed turning off the liquidity spigot as their efforts to counter pandemic risk wind down and banks no longer being a natural buyer, the onus will be on money managers to absorb future paydowns and supply which is likely to keep pressure on spreads. We remain constructive on asset-backed securities with the US consumer still in relatively good shape despite persistently high inflation. We feel credit spreads will remain volatile but offer pockets of value, particularly in single A credit. Over the last quarter of the fund year, our trading focused on improving the overall liquidity of the portfolios by trading out of lesser liquid bonds in favor of new issues offering attractive concessions.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Mesirow Enhanced Core Plus Fund, Institutional Shares versus the Bloomberg U.S. Aggregate Index.

Average Annual Total Returns For
The Year Ended September 30, 2022
		Annualized
		Inception to
	One Year	Date*
Institutional Shares	(15.03)%	(2.85)%
Investor Shares†	(15.25)%	(3.06)%
Bloomberg U.S. Aggregate Index	(14.60)%	(3.31)%

* The Enhanced Core Plus Fund commenced operations on October 1, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022 (Unaudited)

The fund was not immune to the extreme differentiation that struck the high yield market. However, it continues to outperform the benchmark. Year to date, the fund’s return was -12.44% vs -14.74% for the Bloomberg U.S. Corporate High Yield Index. For the one-year period, the fund’s return was -11.33% vs -14.14% for the index.

While defaults have increased this year, the default rate continues to remain muted and still well below the long term average of 3.2%. Given the current macro head winds, hawkish Fed posture, and the increasing probability of a recession, we expect the default rate to modestly increase for the remainder of the year but to remain below the long-term average.

Our outlook for the high yield market depends largely on the outcome of the Fed’s rate hike regimen, and how effective the Fed is at reducing inflation. If we see core inflation materially recede from current levels while real economic growth remains positive, we expect high yield will more closely mirror the returns of equities, an asset class to which it is closely correlated, as both respond to the health of the economy. However, if stagflation ensues, we expect high yield bonds to behave more like investment grade bonds, with returns driven in large part by Treasury rate movements, as opposed to corporate performance.

Regardless of the outcome, credit markets now must consider the higher likelihood of recession, the timing/severity of any downturn and the impact on corporate earnings.

That said, for investors focused on generating income, success will likely be determined by avoiding panic selling, selecting solid credits, and maintaining a proven investment approach.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022 (Unaudited)

Comparison of Change in the Value of a $1,000,000 Investment in the High Yield Fund, Institutional Shares versus the Bloomberg U.S. Corporate High Yield Index.

Average Annual Total Returns For
The Year Ended September 30, 2022
			Annualized
	One	Three	Inception to
	Year	Year	Date*
Institutional Shares	(11.33)%	2.05%	3.55%
Investor Shares†	(11.56)%	1.74%	3.29%
Bloomberg U.S. Corporate High Yield Index	(14.14)%	(0.45)%	1.81%

* The High Yield Fund commenced operations on December 3, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND SEPTEMBER 30, 2022 (Unaudited)

The Mesirow Financial Small Company Sustainability Fund returned -7.41%, outperforming both the Russell 2000® and Russell 2000® Value Indices which were down -23.50% and -17.69% respectively, over the last year. Our performance is illustrative of our goal to manage risk exposure and better preserve capital in distressed market environments.

Stock selection versus the Russell 2000® Index was the primary driver of our excess returns as 10 of 11 sectors contributed positively on this measure with the most significant contributions occurring within our Healthcare, Technology, and Consumer Discretionary holding. Sector positioning also contributed to Fund performance as our exposure to Utilities and underexposure to Healthcare (primarily biotechnology) aided our results.

Over the past year, equity markets have borne the brunt of tighter FED policy. As the FED continues to navigate a very difficult environment to reduce inflation and anchor inflation expectation, we would expect continued deterioration in both underlying economic growth as well as companies’ earnings forecast. However, we have continued to find opportunities with specific companies where valuations have already discounted more dire outcomes.

We are mindful that FED tightening cycle and the potential recession could create higher volatility and wide swings equity prices, but we stand ready to take advantage of opportunities where companies are fundamental well-positioned or in areas of the market where we envision stronger than expected outcomes.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND SEPTEMBER 30, 2022 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Small Company Sustainability Fund, Institutional Shares versus the Russell 2000® Value Index.

Average Annual Total Returns For
The Year Ended September 30, 2022
			Annualized
			Inception to
	One Year	Three Year	Date*
Institutional Shares	(7.41)%	8.15%	9.50%
Investor Shares†	(7.64)%	8.14%	9.49%
Russell 2000® Value Index	(17.69)%	4.72%	6.97%

*The Small Company Sustainability Fund commenced operations on December 19, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 80.8%

	Face Amount	Value
Communication Services — 5.9%
AT&T
Callable 11/15/2027 @ $100 4.100%, 02/15/2028	$147,000	$136,945
Comcast
Callable 11/15/2030 @ $100 1.500%, 02/15/2031	150,000	112,600
Directv Financing
Callable 08/15/2023 @ $104 5.875%, 08/15/2027(A)	170,000	146,559
ION Trading Technologies Sarl
Callable 05/15/2024 @ $103 5.750%, 05/15/2028(A)	201,000	163,815
Meta Platforms
Callable 02/15/2052 @ $100 4.450%, 08/15/2052(A)	60,000	48,965
Callable 05/15/2032 @ $100 3.850%, 08/15/2032(A)	60,000	52,748
T-Mobile USA
Callable 01/15/2030 @ $100 3.875%, 04/15/2030	200,000	177,403
Verizon Communications
Callable 12/22/2029 @ $100 3.150%, 03/22/2030	90,000	76,553

		915,588

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consumer Discretionary — 10.6%
Allied Universal Holdco
Callable 06/01/2024 @ $102 4.625%, 06/01/2028(A)	$150,000	$115,548
Amazon.com
Callable 05/22/2027 @ $100 3.150%, 08/22/2027	150,000	139,782
Carriage Services
Callable 05/15/2024 @ $102 4.250%, 05/15/2029(A)	150,000	118,624
Duke University
2.832%, 10/01/2055	60,000	39,251
Ford Motor
7.450%, 07/16/2031	190,000	186,507
Garda World Security
Callable 02/15/2023 @ $102 4.625%, 02/15/2027(A)	150,000	128,624
General Motors Financial
Callable 05/19/2023 @ $100 4.150%, 06/19/2023	200,000	199,036
Callable 03/21/2030 @ $100 3.600%, 06/21/2030	130,000	105,303
Home Depot
Callable 06/15/2032 @ $100 4.500%, 09/15/2032	15,000	14,337
Callable 06/06/2048 @ $100 4.500%, 12/06/2048	80,000	70,025
IHO Verwaltungs GmbH
Callable 10/17/2022 @ $102 4.750%cash/0% PIK, 09/15/2026(A)	149,000	126,561
TJX
Callable 01/15/2030 @ $100 3.875%, 04/15/2030	45,000	41,249
TKC Holdings
Callable 05/15/2024 @ $103 6.875%, 05/15/2028(A)	145,000	117,119
Toyota Motor Credit MTN
4.400%, 09/20/2024	175,000	173,893
Walmart
Callable 03/09/2052 @ $100 4.500%, 09/09/2052	90,000	84,383

		1,660,242

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consumer Staples — 8.1%
Altria Group
Callable 11/04/2031 @ $100 2.450%, 02/04/2032	$150,000	$105,857
Anheuser-Busch
Callable 11/01/2025 @ $100 3.650%, 02/01/2026	265,000	254,551
Anheuser-Busch InBev Worldwide
Callable 10/23/2028 @ $100 4.750%, 01/23/2029	40,000	38,966
Callable 12/01/2049 @ $100 4.500%, 06/01/2050	50,000	41,202
Church & Dwight
Callable 12/15/2051 @ $100 5.000%, 06/15/2052	105,000	96,739
Hershey
Callable 03/01/2030 @ $100 1.700%, 06/01/2030	60,000	47,452
HLF Financing SaRL
Callable 06/01/2024 @ $102 4.875%, 06/01/2029(A)	150,000	107,047
Kraft Heinz Foods
Callable 01/15/2035 @ $100 5.000%, 07/15/2035	75,000	68,258
Kroger
7.700%, 06/01/2029	190,000	208,225
Mondelez International
Callable 11/04/2030 @ $100 1.500%, 02/04/2031	50,000	36,700
PepsiCo
Callable 04/18/2032 @ $100 3.900%, 07/18/2032	65,000	60,085
Procter & Gamble
3.000%, 03/25/2030	120,000	107,441
Spectrum Brands
Callable 03/15/2026 @ $102 3.875%, 03/15/2031(A)	150,000	102,267

		1,274,790

Energy — 7.7%
Archrock Partners
Callable 11/07/2022 @ $105 6.875%, 04/01/2027(A)	150,000	134,337

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
BP Capital Markets America
Callable 07/21/2025 @ $100 3.796%, 09/21/2025	$80,000	$77,929
ConocoPhillips
4.025%, 03/15/2062(A)	90,000	68,015
Enbridge
Callable 08/15/2029 @ $100 3.125%, 11/15/2029	95,000	81,238
Energy Transfer
Callable 11/01/2023 @ $100 7.600%, 02/01/2024	70,000	71,458
Callable 10/15/2025 @ $100 4.750%, 01/15/2026	60,000	57,809
Callable 12/15/2024 @ $100 4.050%, 03/15/2025	100,000	95,891
Callable 02/15/2030 @ $100 3.750%, 05/15/2030	30,000	25,403
Enterprise Products Operating
Callable 08/15/2047 @ $100 4.250%, 02/15/2048	70,000	53,984
Kinder Morgan
Callable 03/01/2025 @ $100 4.300%, 06/01/2025	200,000	195,017
Marathon Oil
6.600%, 10/01/2037	45,000	43,704
Saudi Arabian Oil MTN
2.875%, 04/16/2024(A)	200,000	193,268
Transcanada Trust
Callable 09/15/2029 @ $100 5.500%, U.S. SOFR + 4.416%, 09/15/2079(B)	135,000	116,775

		1,214,828

Financials — 19.3%
Aon Global
Callable 09/15/2025 @ $100 3.875%, 12/15/2025	150,000	144,123
Bank of America
8.050%, 06/15/2027	115,000	124,583
4.450%, 03/03/2026	145,000	139,723
Berkshire Hathaway Finance
Callable 07/15/2048 @ $100 4.250%, 01/15/2049	95,000	78,950

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Charles Schwab
Callable 06/01/2026 @ $100 4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.168%(B) (C)	$200,000	$164,041
Citigroup
3.700%, 01/12/2026	200,000	189,506
Goldman Sachs Capital I
6.345%, 02/15/2034	110,000	107,177
Jefferies Group
4.150%, 01/23/2030	75,000	64,033
JPMorgan Chase
Callable 08/01/2024 @ $100 5.000%, U.S. SOFR + 3.380%(B) (C)	240,000	216,420
MetLife
Callable 08/13/2025 @ $100 3.600%, 11/13/2025	150,000	144,426
MetLife Capital Trust IV
Callable 12/15/2032 @ $100 7.875%, 12/15/2037(A)	110,000	117,425
Mitsubishi UFJ Financial Group
Callable 09/12/2024 @ $100 5.063%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.550%, 09/12/2025(B)	200,000	197,897
Morgan Stanley
3.625%, 01/20/2027	260,000	241,858
Morgan Stanley MTN
Callable 07/17/2025 @ $100 4.679%, U.S. SOFR + 1.669%, 07/17/2026(B)	20,000	19,475
Northern Trust
Callable 10/01/2026 @ $100 4.600%, ICE LIBOR USD 3 Month + 3.202%(B) (C)	185,000	164,990
Callable 02/01/2030 @ $100 1.950%, 05/01/2030	120,000	95,065
PNC Financial Services Group
Callable 11/01/2026 @ $100 5.000%, ICE LIBOR USD 3 Month + 3.300%(B) (C)	135,000	117,610
Royal Bank of Canada MTN
4.240%, 08/03/2027	50,000	47,697
Toronto-Dominion Bank MTN
4.285%, 09/13/2024	70,000	68,944
Toyota Motor Credit
4.450%, 06/29/2029	20,000	19,296

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
US Bancorp
Callable 04/15/2027 @ $100 5.300%, ICE LIBOR USD 3 Month + 2.914%(B) (C)	$135,000	$113,718
Callable 07/22/2027 @ $100 4.548%, U.S. SOFR + 1.660%, 07/22/2028(B)	60,000	57,819
Callable 03/27/2026 @ $100 3.100%, 04/27/2026	100,000	93,434
Wells Fargo
Callable 10/24/2028 @ $100 4.150%, 01/24/2029	135,000	124,172
Callable 03/15/2026 @ $100 3.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453%(B) (C)	200,000	169,125

		3,021,507

Health Care — 5.5%
AbbVie
Callable 11/14/2044 @ $100 4.700%, 05/14/2045	25,000	21,145
Callable 09/15/2034 @ $100 4.550%, 03/15/2035	55,000	49,340
AMN Healthcare
Callable 11/07/2022 @ $102 4.625%, 10/01/2027(A)	150,000	134,562
Ascension Health
3.945%, 11/15/2046	40,000	33,345
Johnson & Johnson
Callable 09/01/2045 @ $100 3.700%, 03/01/2046	85,000	69,529
Memorial Sloan-Kettering Cancer Center
Callable 07/01/2049 @ $100 2.955%, 01/01/2050	90,000	60,426
Merck
Callable 11/10/2024 @ $100 2.750%, 02/10/2025	230,000	220,494
Organon
Callable 04/30/2026 @ $103 5.125%, 04/30/2031(A)	150,000	122,874
Pfizer
4.125%, 12/15/2046	60,000	52,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Zimmer Biomet Holdings
Callable 08/24/2031 @ $100 2.600%, 11/24/2031	$120,000	$93,456

		857,328

Industrials — 11.5%
3M
Callable 03/15/2025 @ $100 2.650%, 04/15/2025	125,000	117,736
AerCap Ireland Capital DAC
Callable 08/29/2028 @ $100 3.000%, 10/29/2028	150,000	120,295
Arcosa
Callable 04/15/2024 @ $102 4.375%, 04/15/2029(A)	150,000	127,500
BNSF Funding Trust I
Callable 01/15/2026 @ $100 6.613%, ICE LIBOR USD 3 Month + 2.350%, 12/15/2055(B)	130,000	121,682
Boeing
Callable 12/01/2028 @ $100 3.200%, 03/01/2029	140,000	116,893
Caterpillar
Callable 01/09/2030 @ $100 2.600%, 04/09/2030	90,000	76,560
Caterpillar Financial Services MTN
3.600%, 08/12/2027	30,000	28,324
CSX
Callable 11/15/2029 @ $100 2.400%, 02/15/2030	140,000	115,683
Eaton
Callable 12/15/2032 @ $100 4.150%, 03/15/2033	50,000	45,175
Fortress Transportation and Infrastructure Investors
Callable 05/01/2024 @ $103 5.500%, 05/01/2028(A)	150,000	119,979
General Dynamics
Callable 03/15/2025 @ $100 3.500%, 05/15/2025	120,000	116,732
General Electric MTN
6.750%, 03/15/2032	105,000	113,450
New Enterprise Stone & Lime
Callable 07/15/2024 @ $103 5.250%, 07/15/2028(A)	150,000	123,979

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Raytheon Technologies
Callable 08/16/2028 @ $100 4.125%, 11/16/2028	$170,000	$158,832
Callable 07/16/2023 @ $100 3.650%, 08/16/2023	7,000	6,932
Republic Services
Callable 11/15/2030 @ $100 1.450%, 02/15/2031	155,000	115,725
Union Pacific
Callable 03/09/2052 @ $100 4.950%, 09/09/2052	54,000	50,396
Waste Management
Callable 04/01/2029 @ $100 2.000%, 06/01/2029	150,000	123,728

		1,799,601

Information Technology — 2.1%
Advanced Micro Devices
Callable 03/01/2032 @ $100 3.924%, 06/01/2032	30,000	27,188
Apple
3.200%, 05/13/2025	180,000	174,162
GoTo Group
Callable 09/01/2023 @ $103 5.500%, 09/01/2027(A)	100,000	61,332
Salesforce
Callable 04/15/2031 @ $100 1.950%, 07/15/2031	77,000	60,616

		323,298

Materials — 5.1%
ATI
Callable 10/01/2026 @ $103 5.125%, 10/01/2031	140,000	114,370
Carpenter Technology
Callable 07/15/2023 @ $103 6.375%, 07/15/2028	150,000	139,110
DuPont de Nemours
Callable 05/15/2048 @ $100 5.419%, 11/15/2048	100,000	89,982
Ingevity
Callable 11/01/2023 @ $102 3.875%, 11/01/2028(A)	200,000	165,357
Rain CII Carbon
Callable 11/07/2022 @ $102 7.250%, 04/01/2025(A)	110,000	96,757

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
TriMas
Callable 04/15/2024 @ $102 4.125%, 04/15/2029(A)	$150,000	$126,635
Vulcan Materials
Callable 03/01/2030 @ $100 3.500%, 06/01/2030	85,000	72,706

		804,917

Utilities — 5.0%
Ameren Illinois
Callable 06/01/2032 @ $100 3.850%, 09/01/2032	95,000	85,599
Duke Energy Florida Project Finance
2.538%, 09/01/2029	108,861	98,698
Duke Energy Progress
Callable 11/15/2041 @ $100 4.100%, 05/15/2042	60,000	48,339
Callable 10/01/2051 @ $100 4.000%, 04/01/2052	20,000	15,668
Entergy Texas
Callable 03/15/2052 @ $100 5.000%, 09/15/2052	20,000	17,874
Florida Power & Light
Callable 04/01/2044 @ $100 4.050%, 10/01/2044	40,000	32,799
Callable 06/01/2025 @ $100 3.125%, 12/01/2025	160,000	152,377
National Rural Utilities Cooperative Finance
Callable 11/07/2027 @ $100 3.400%, 02/07/2028	160,000	146,742
Southern California Edison
Callable 05/01/2029 @ $100 2.850%, 08/01/2029	180,000	151,799
Wisconsin Electric Power
Callable 06/30/2032 @ $100 4.750%, 09/30/2032	35,000	33,730

		783,625

TOTAL CORPORATE OBLIGATIONS (Cost $14,928,187)		12,655,724

U.S. TREASURY OBLIGATIONS — 6.5%
U.S. Treasury Bonds
2.375%, 11/15/2049	125,000	94,131
2.000%, 08/15/2051	100,000	68,305

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
1.375%, 08/15/2050	$100,000	$57,902
1.125%, 08/15/2040	40,000	24,778
U.S. Treasury Notes
3.250%, 06/30/2029	50,000	47,791
3.000%, 07/31/2024	70,000	68,442
2.750%, 08/15/2032	160,000	146,300
2.750%, 07/31/2027	280,000	263,659
0.625%, 11/30/2027	200,000	168,117
0.375%, 09/30/2027	100,000	83,426

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,220,641)		1,022,851

MORTGAGE-BACKED SECURITIES — 4.1%
FNMA
3.000%, 10/15/2042	75,000	65,265
2.000%, 10/15/2052	715,000	578,759

TOTAL MORTGAGE-BACKED SECURITIES (Cost $677,351)		644,024

ASSET-BACKED SECURITIES — 3.3%

Automotive — 1.4%
Ford Credit Auto Owner Trust, Ser 2019-1, Cl A
Callable 01/15/2024 @ $100 3.520%, 07/15/2030 (A)	100,000	98,404
GM Financial Automobile Leasing Trust, Ser 2022-3, Cl A3
Callable 10/20/2024 @ $100 4.010%, 09/22/2025	60,000	59,192
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A3
Callable 08/18/2025 @ $100 3.730%, 07/20/2026	20,000	19,540
Hyundai Auto Receivables Trust, Ser 2019-B, Cl A4
Callable 08/15/2023 @ $100 2.000%, 04/15/2025	45,000	44,466

		221,602

Other ABS — 1.9%
American Express Credit Account Master Trust, Ser 2022-3, Cl A
3.750%, 08/15/2027	100,000	97,413

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Citibank Credit Card Issuance Trust, Ser 2018-A6, Cl A6
3.210%, 12/07/2024	$200,000	$199,880

		297,293

TOTAL ASSET-BACKED SECURITIES (Cost $526,258)		518,895

LOAN OBLIGATIONS — 3.2%

Communication Services — 1.1%
Terrier Media Buyer, Inc., Term B Loan, 1st Lien 6.615%, LIBOR + 3.500%, 12/17/2026	184,808	172,642

Financials — 0.9%
Advisor Group Holdings, Inc., Term B-1 Loan, 1st Lien 7.615%, LIBOR + 4.500%, 07/31/2026	145,875	138,455

Materials — 1.2%
Mauser Packaging Solutions Holding Company, Initial Term Loan 5.814%, LIBOR + 3.250%, 04/03/2024	195,865	182,033

TOTAL LOAN OBLIGATIONS (Cost $522,749)		493,130

MUNICIPAL BONDS — 2.2%
Bay Area Toll Authority, RB 6.263%, 04/01/2049	30,000	34,147

Commonwealth of Massachusetts, Ser A, RB 3.769%, 07/15/2029	65,000	61,230

New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 08/01/2028 @ $100 3.900%, 08/01/2031	105,000	95,791

Oklahoma Development Finance Authority, RB 4.623%, 06/01/2044	60,000	55,470

University of Minnesota, RB 4.048%, 04/01/2052	120,000	104,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

MUNICIPAL BONDS — continued

	Face Amount	Value

TOTAL MUNICIPAL BONDS (Cost $394,058)		$351,238

TOTAL INVESTMENTS — 100.1% (Cost $18,269,244)		$15,685,862

A list of the open forward contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/21/22	USD	109,420	GBP	102,000	$ 4,607
HSBC	12/14/22-12/21/22	USD	41	GBP	35	(1,398)
HSBC	12/21/22	USD	100,000	CHF	97,937	84
HSBC	12/14/22-12/21/22	USD	125	CHF	122	(653)
HSBC	12/14/22-12/21/22	EUR	21,147	USD	21,272	423
HSBC	12/21/22	EUR	298,000	USD	291,015	(2,891)
HSBC	12/14/22-12/21/22	USD	345	AUD	512	(17,190)
HSBC	12/14/22-12/21/22	USD	380	NZD	636	(23,720)
HSBC	12/14/22-12/21/22	AUD	462,635	USD	309,840	13,495
HSBC	12/14/22-12/21/22	CAD	589,202	USD	445,416	18,713
HSBC	12/14/22-12/21/22	JPY	16,423,008	USD	116,243	1,730
HSBC	12/21/22	USD	14,000	PLN	66,788	(708)
HSBC	12/21/22	USD	21,901	ZAR	382,166	(935)
HSBC	12/21/22	USD	35,000	RON	181,279	517
HSBC	12/21/22	USD	10,000	RON	49,665	(269)
HSBC	12/21/22	USD	55,062	TRY	1,081,753	(2,239)
HSBC	12/21/22	AUD	57,000	JPY	5,308,872	507
HSBC	12/21/22	USD	61,000	HUF	25,107,386	(4,123)
HSBC	12/21/22	USD	30,000	BRL	165,229	83
HSBC	12/21/22	USD	51,243	BRL	270,188	(2,050)
HSBC	12/21/22	USD	92,000	KRW	128,486,110	(2,635)
HSBC	12/21/22	USD	34,000	CZK	866,246	300
HSBC	12/21/22	USD	60,000	CZK	1,484,344	(1,225)
HSBC	12/21/22	USD	37,000	THB	1,391,064	96
HSBC	12/21/22	USD	65,000	THB	2,380,915	(1,507)
HSBC	12/21/22	USD	64,000	MXN	1,318,631	539
HSBC	12/21/22	USD	44,273	MXN	898,856	(279)
HSBC	12/21/22	USD	80,000	JPY	11,477,273	32
HSBC	12/21/22	USD	47,489	JPY	6,766,891	(303)
HSBC	12/21/22	GBP	138,422	USD	160,125	5,381

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/21/22	USD	11,000	PHP	653,861	$ 49
HSBC	12/21/22	USD	130,000	PHP	7,631,667	(1,041)
HSBC	12/21/22	USD	55,000	CLP	54,781,156	754
HSBC	12/21/22	USD	90,000	CLP	82,902,553	(5,625)
HSBC	12/21/22	USD	152,115	COP	688,309,037	(4,997)
HSBC	12/21/22	USD	99,000	CNH	708,277	372
HSBC	12/21/22	USD	55,000	CNH	382,055	(1,398)
HSBC	12/21/22	USD	155,000	IDR	2,325,279,144	(3,685)
HSBC	12/21/22	USD	10,000	INR	823,302	16
HSBC	12/21/22	USD	149,000	INR	12,108,705	(1,692)
HSBC	12/21/22	USD	10,000	TWD	317,628	2
HSBC	12/21/22	USD	171,000	TWD	5,238,015	(6,055)
HSBC	12/21/22	USD	203,000	ILS	682,037	(10,375)
HSBC	12/21/22	USD	14,000	SEK	158,361	343
HSBC	12/21/22	USD	205,204	SEK	2,167,530	(8,881)
HSBC	12/21/22	USD	123,885	EUR	128,000	2,356
HSBC	12/21/22	USD	146,543	EUR	144,751	(3,780)
HSBC	12/21/22	PLN	330,149	USD	69,344	3,641
HSBC	12/21/22	USD	367,000	CAD	491,639	(10,952)
HSBC	12/21/22	USD	104,000	SGD	150,213	702
HSBC	12/21/22	USD	265,763	SGD	373,165	(5,660)
HSBC	12/21/22	USD	387,243	NOK	3,972,712	(21,674)
HSBC	12/21/22	SGD	499,110	USD	353,000	5,111
HSBC	12/21/22	NZD	521,000	USD	309,092	17,380
HSBC	12/21/22	CHF	511,744	USD	537,699	14,734
HSBC	12/21/22	CHF	108,094	USD	110,000	(464)
HSBC	12/21/22	RON	226,618	USD	45,000	599
HSBC	12/21/22	RON	409,365	USD	79,000	(1,206)
HSBC	12/21/22	ZAR	644,605	USD	36,000	636
HSBC	12/21/22	ILS	691,512	USD	203,000	7,699
HSBC	12/21/22	BRL	840,688	USD	155,894	2,831
HSBC	12/21/22	BRL	33,051	USD	6,000	(17)
HSBC	12/21/22	TRY	1,083,204	USD	55,062	2,168
HSBC	12/21/22	SEK	996,204	USD	91,243	1,012
HSBC	12/21/22	SEK	155,857	USD	14,000	(116)
HSBC	12/21/22	MXN	407,604	USD	20,000	50
HSBC	12/21/22	MXN	967,200	USD	47,000	(338)
HSBC	12/21/22	CNH	3,142,478	USD	451,512	10,621

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/21/22	NOK	4,039,253	USD	402,978	$31,285
HSBC	12/21/22	JPY	5,291,412	AUD	57,000	(385)
HSBC	12/21/22	CZK	4,198,476	USD	169,770	3,525
HSBC	12/21/22	CZK	1,284,409	USD	50,000	(858)
HSBC	12/21/22	THB	6,192,114	USD	170,264	5,136
HSBC	12/21/22	THB	113,798	USD	3,000	(35)
HSBC	12/21/22	PHP	9,052,155	USD	157,665	4,703
HSBC	12/21/22	PHP	593,826	USD	10,000	(34)
HSBC	12/21/22	TWD	12,562,035	USD	410,669	15,091
HSBC	12/21/22	HUF	23,825,186	USD	58,131	4,159
HSBC	12/21/22	INR	19,596,570	USD	243,321	4,919
HSBC	12/21/22	INR	10,888,833	USD	132,000	(468)
HSBC	12/21/22	CLP	121,078,393	USD	126,525	3,296
HSBC	12/21/22	KRW	135,963,110	USD	99,203	4,637
HSBC	12/21/22	COP	373,511,870	USD	83,000	3,166
HSBC	12/21/22	IDR	2,748,286,075	USD	181,384	2,542

						$48,181

For the year ended September 30, 2022, the average forward currency contracts to deliver and to receive were $(85,304) and $85,301, respectively.

Percentages are based on Net Assets of $15,673,940.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2022 was $2,918,301 and represents 18.6% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

COP — Colombian Peso

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2022

CZK — Czech Koruna

DAC — Designated Activity Company

EUR — Euro

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

PHP— Philippine Peso

PIK — Payment-in-Kind

PLN — Polish Zloty

RB — Revenue Bond

RON — Romanian Leu

SEK — Swedish Krona

SGD — Singapore Dollar

Ser — Series

THB — Thai Baht

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

As of September 30, 2022, all of the Fund’s investments in securities and other financial instruments were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 69.9%

	Face Amount	Value
Communication Services — 4.2%
Beasley Mezzanine Holdings
Callable 02/01/2023 @ $104 8.625%, 02/01/2026(A)	$1,237,000	$952,490
Innovate
Callable 02/01/2023 @ $104 8.500%, 02/01/2026(A)	510,000	369,750
Salem Media Group
Callable 11/07/2022 @ $100 6.750%, 06/01/2024(A)	127,000	121,920
Spanish Broadcasting System
Callable 09/01/2023 @ $105 9.750%, 03/01/2026(A)	1,190,000	749,700

		2,193,860

Consumer Discretionary — 16.7%
Arrow Bidco
Callable 11/07/2022 @ $102 9.500%, 03/15/2024(A)	767,000	767,129
Brightline Trains Florida 8.000%, 01/01/2028(B)	980,000	833,000
Cimpress
Callable 11/07/2022 @ $104 7.000%, 06/15/2026(A)	973,000	661,640

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CoreCivic
Callable 04/15/2024 @ $104 8.250%, 04/15/2026	$500,000	$497,783
Callable 07/15/2027 @ $100 4.750%, 10/15/2027	410,000	329,827
NES Fircroft Bondco
Callable 09/29/2024 @ $106 11.750%, 09/29/2026(A)	625,000	611,997
Park River Holdings
Callable 08/01/2024 @ $103 6.750%, 08/01/2029(A)	730,000	486,800
PM General Purchaser
Callable 10/01/2023 @ $105 9.500%, 10/01/2028(A)	1,231,000	1,029,798
Premier Entertainment Sub
Callable 09/01/2026 @ $103 5.875%, 09/01/2031(A)	775,000	523,125
Rent-A-Center
Callable 02/15/2024 @ $103 6.375%, 02/15/2029(A)	1,066,000	831,480
Scientific Games Holdings
Callable 03/01/2025 @ $103 6.625%, 03/01/2030(A)	500,000	400,800
Staples
Callable 11/07/2022 @ $105 10.750%, 04/15/2027(A)	965,000	715,306
SWF Escrow Issuer
Callable 10/01/2024 @ $103 6.500%, 10/01/2029(A)	520,000	308,100
TKC Holdings
Callable 05/15/2024 @ $103 6.875%, 05/15/2028(A)	865,000	698,677

		8,695,462

Consumer Staples — 1.6%
HLF Financing SaRL
Callable 06/01/2024 @ $102 4.875%, 06/01/2029(A)	1,170,000	834,965

Energy — 15.0%
Bristow Group
Callable 03/01/2024 @ $103 6.875%, 03/01/2028(A)	336,000	295,898
CSI Compressco
Callable 11/07/2022 @ $104 7.500%, 04/01/2025(A)	450,000	392,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Ensign Drilling
Callable 11/07/2022 @ $102 9.250%, 04/15/2024(A)	$844,000	$746,652
Ferrellgas Escrow
Callable 04/01/2024 @ $103 5.875%, 04/01/2029(A)	800,000	656,236
Greenfire Resources
Callable 08/15/2023 @ $106 12.000%, 08/15/2025(A)	948,000	1,002,510
ITT Holdings
Callable 08/01/2024 @ $103 6.500%, 08/01/2029(A)	686,000	532,178
Solaris Midstream Holdings
Callable 04/01/2023 @ $104 7.625%, 04/01/2026(A)	923,000	886,080
Summit Midstream Holdings
Callable 10/15/2023 @ $104 8.500%, 10/15/2026(A)	524,000	491,905
Callable 11/07/2022 @ $101 5.750%, 04/15/2025	755,000	613,438
TransMontaigne Partners
Callable 10/21/2022 @ $103 6.125%, 02/15/2026	629,000	525,215
Transocean Poseidon
Callable 11/07/2022 @ $105 6.875%, 02/01/2027(A)	566,125	518,004
USA Compression Partners
Callable 11/07/2022 @ $105 6.875%, 09/01/2027	522,000	474,407
Welltec International APS
Callable 10/15/2023 @ $104 8.250%, 10/15/2026(A)	782,000	746,810

		7,881,958

Financials — 4.4%
Burford Capital Global Finance
Callable 04/15/2025 @ $103 6.875%, 04/15/2030(A)	934,000	814,915
Midcap Financial Issuer Trust
Callable 05/01/2024 @ $103 6.500%, 05/01/2028(A)	924,000	789,604
VistaJet Malta Finance
Callable 02/01/2025 @ $103 6.375%, 02/01/2030(A)	825,000	674,438

		2,278,957

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Industrials — 12.7%
Altera Infrastructure
Callable 10/21/2022 @ $100 8.500%, 07/15/2023(A) (C)	$679,000	$37,345
Arcosa
Callable 04/15/2024 @ $102 4.375%, 04/15/2029(A)	810,000	688,500
F-Brasile
Callable 10/17/2022 @ $104 7.375%, 08/15/2026(A)	1,302,000	1,009,323
Granite US Holdings
Callable 11/07/2022 @ $106 11.000%, 10/01/2027(A)	793,000	747,568
JPW Industries Holding
Callable 11/07/2022 @ $102 9.000%, 10/01/2024(A)	1,054,000	916,980
Navios South American Logistics
Callable 11/07/2022 @ $108 10.750%, 07/01/2025(A)	714,000	660,450
New Enterprise Stone & Lime
Callable 07/15/2023 @ $105 9.750%, 07/15/2028(A)	500,000	421,757
Park-Ohio Industries
Callable 11/07/2022 @ $103 6.625%, 04/15/2027	1,207,000	905,250
Railworks Holdings
Callable 11/15/2024 @ $104 8.250%, 11/15/2028(A)	727,000	676,334
Triumph Group
Callable 11/07/2022 @ $102 7.750%, 08/15/2025	770,000	588,440

		6,651,947

Information Technology — 3.5%
Conduent Business Services
Callable 11/01/2024 @ $103 6.000%, 11/01/2029(A)	421,000	334,720
Exela Intermediate
Callable 12/01/2022 @ $100 11.500%, 07/15/2026(A)	157,000	44,745
GoTo Group
Callable 09/01/2023 @ $103 5.500%, 09/01/2027(A)	1,224,000	750,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Virtusa
Callable 12/15/2023 @ $104 7.125%, 12/15/2028(A)	$942,000	$700,188

		1,830,353

Materials — 11.8%
ASP Unifrax Holdings
Callable 09/30/2024 @ $104 7.500%, 09/30/2029(A)	1,191,000	786,060
Cerdia Finanz GMBH
Callable 02/15/2024 @ $105 10.500%, 02/15/2027(A)	1,090,000	898,125
Consolidated Energy Finance
Callable 10/15/2024 @ $103 5.625%, 10/15/2028(A)	931,000	746,847
GPD
Callable 11/07/2022 @ $105 10.125%, 04/01/2026(A)	712,000	648,170
JW Aluminum Continuous Cast
Callable 10/21/2022 @ $105 10.250%, 06/01/2026(A)	580,000	591,600
Mativ Holdings
Callable 11/07/2022 @ $103 6.875%, 10/01/2026(A)	1,115,000	984,155
SunCoke Energy
Callable 06/30/2024 @ $102 4.875%, 06/30/2029(A)	362,000	279,105
Venator Finance SaRL
Callable 11/07/2022 @ $101 5.750%, 07/15/2025(A)	740,000	499,500
Warrior Met Coal
Callable 12/01/2024 @ $104 7.875%, 12/01/2028(A)	762,000	740,574

		6,174,136

TOTAL CORPORATE OBLIGATIONS
(Cost $43,251,395)		36,541,638

LOAN OBLIGATIONS — 22.7%

Communication Services — 2.4%
DirectTV Financing, LLC, Term Loan, 1st Lien 8.115%, LIBOR + 5.000%, 08/02/2027	318,500	295,928

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

LOAN OBLIGATIONS — continued

	Face Amount	Value
Communication Services — continued
Research Now Group, Inc., Initial Term Loan, 1st Lien 8.841%, LIBOR + 5.500%, 12/20/2024	$1,086,884	$976,837

		1,272,765

Consumer Discretionary — 1.1%
Wahoo Fitness, LLC, Term Loan, 1st Lien 9.574%, SOFR + 6.060%, 08/11/2028	853,688	557,458

Energy — 1.5%
WaterBridge Midstream Operating, LLC, Initial Term Loan, 1st Lien 9.127%, LIBOR + 5.750%, 06/18/2026	826,379	796,075

Financials — 2.7%
RLG Holdings, Term Loan, 2nd Lien 10.615%, LIBOR + 7.500%, 07/02/2029	996,000	946,200
Runner Buyer Inc., Initial Term Loan, 1st Lien 8.570%, LIBOR + 5.500%, 10/08/2028	666,650	444,435

		1,390,635

Industrials — 9.1%
ARC Falcon I, Term Loan, 2nd Lien 10.115%, LIBOR + 7.000%, 09/22/2029	740,000	695,600
ASP LS Acquisition, Initial Term Loan, 1st Lien 7.377%, LIBOR + 4.500%, 05/07/2028	495,000	415,493
DXP Enterprises, Inc., Initial Term Loan, 1st Lien 7.274%, LIBOR + 4.750%, 12/16/2027	530,550	504,155
FCG Acquisitions, Inc., Initial Term Loan, 2nd Lien 10.424%, LIBOR + 6.750%, 03/30/2029	380,000	357,200
Forming Machining Industries Holdings, LLC, Initial Term Loan, 1st Lien 7.365%, LIBOR + 4.250%, 10/09/2025	244,289	180,164
Forming Machining Industries Holdings, LLC, Initial Term Loan, 2nd Lien 11.365%, LIBOR + 8.250%, 10/09/2026	500,000	350,000
LaserShip, Inc., Initial Loan, 2nd Lien 10.377%, LIBOR + 7.500%, 04/30/2029	230,000	174,800
NA Rail Hold Co. LLC, Tranche B-2 Term Loan, 1st Lien 7.674%, LIBOR + 4.000%, 10/19/2026	360,708	347,632
One Stop Mailing, LLC, Term Loan, 1st Lien 9.365%, LIBOR + 6.250%, 04/29/2027	992,679	962,898

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

LOAN OBLIGATIONS — continued

	Face Amount	Value
Industrials — continued
Veregy Consolidated, Inc., Initial Term Loan, 1st Lien 8.806%, LIBOR + 6.000%, 11/02/2027	$835,125	$789,193

		4,777,135

Information Technology — 4.8%
ConvergeOne Holdings, Corp., Initial Term Loan, 2nd Lien 11.615%, LIBOR + 8.500%, 01/14/2027	140,000	84,000
Dodge Data & Analytics, Term Loan 2nd Lien 10.454%, SOFR + 8.400%, 02/10/2030	1,000,000	800,000
Emerald EMS, Term Loan, 1st Lien 9.384%, SOFR + 6.350%, 12/29/2027	641,875	610,853
Exela Intermediate LLC, 2018 Term Loan, 1st Lien 8.812%, LIBOR + 6.500%, 07/12/2023	347,896	234,180
McAfee, Term Loan, 1st Lien 7.870%, LIBOR + 4.750%, 07/27/2028	856,350	770,715

		2,499,748

Materials — 1.1%
Alchemy US Holdco 1, LLC, Initial Term Loan, 1st Lien 8.615%, LIBOR + 5.500%, 10/10/2025	577,721	546,668

TOTAL LOAN OBLIGATIONS
(Cost $13,281,279)		11,840,484

WARRANT — 0.7%

	Number of Warrants	Value
Energy — 0.7%
Greenfire Resources *(B)	1,120	392,000

TOTAL WARRANT (Cost $39,200)		392,000

COMMON STOCK — 0.3%

	Shares	Value
Consumer Discretionary — 0.3%
24 Hour Fitness Worldwide, Inc. *(B)(D)	90,461	13,569
Party City Holdings *	11,517	18,197
PSS Industrial Offering, Class A (B)(D)	1,353	80,083

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

COMMON STOCK — continued

	Shares	Value
Consumer Discretionary — continued
PSS Industrial Offering, Class B (B)(D)	351	$20,799

TOTAL COMMON STOCK
(Cost $1,206,173)		132,648

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
24 Hour Fitness Worldwide, Inc. # *(B)(D)	22,590	11,295

TOTAL PREFERRED STOCK
(Cost $30,497)		11,295

TOTAL INVESTMENTS — 93.6%
(Cost $57,808,544)		$48,918,065

Percentages are based on Net Assets of $52,274,803.

*	Non-income producing security.
#	There is currently no interest rate available.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of September 30, 2022 was $31,774,278 and represents 60.8% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security in default on interest payments.
(D)	Securities considered restricted. The total market value of such securities as of September 30, 2022 was $125,746 and represented 0.2% of the Net Assets.

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$35,708,638	$833,000	$36,541,638
Loan Obligations	—	11,840,484	—	11,840,484
Warrant	—	—	392,000	392,000
Common Stock	18,197	—	114,451	132,648
Preferred Stock	—	—	11,295	11,295

Total Investments in Securities	$18,197	$47,549,122	$1,350,746	$48,918,065

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Obligations	Warrant	Common Stock	Preferred Stock	Totals
Beginning balance as of October 1, 2021	$985,880	$—	$135,691	$56,475	$1,178,046
Accrued discounts/premiums	—	—	—	—	—
Realized gain/(loss)	—	—	—	—	—
Change in unrealized appreciation/(depreciation)	(152,880)	352,800	(122,122)	(45,180)	32,618
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Restructuring	—	39,200	100,882	—	140,082
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Ending balance as of September 30, 2022(1)	$833,000	$392,000	$114,451	$11,295	$1,350,746

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$(152,880)	$352,800	$(122,122)	$(45,180)	$32,618

(1)For the year ended September 30, 2022, Level 3 securities held in the Fund with a total value of $1,350,746 have been valued using third party broker quoted pricing information without adjustments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2022

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2022, is as follows:

Description	Number of Shares	Acquisition Date	Cost	Market Value
Common Stock
24 Hour Fitness Worldwide, Inc.	90,461	12/29/2020	$601,017	$13,569
PSS Industrial Offering, Class A	1,353	5/31/2022	77,450	80,083
PSS Industrial Offering, Class B	351	6/30/2022	527,705	20,799
Preferred Stock
24 Hour Fitness Worldwide, Inc.	22,590	12/29/2020	30,497	11,295

			$1,236,669	$125,746

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND SEPTEMBER 30, 2022

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.2%

	Shares	Value
Communication Services — 1.6%
Nexstar Media Group, Cl A	1,465	$244,435

Consumer Discretionary — 9.6%
Deckers Outdoor *	760	237,584
Gentherm *	2,810	139,741
Marriott Vacations Worldwide	1,345	163,902
Ollie’s Bargain Outlet Holdings *	4,795	247,422
Petco Health & Wellness, Cl A *	11,815	131,855
Signet Jewelers	2,750	157,273
TravelCenters of America *	4,505	242,955
Wyndham Hotels & Resorts	2,853	175,031

		1,495,763

Consumer Staples — 1.6%
Casey’s General Stores	385	77,970
Sprouts Farmers Market *	6,145	170,524

		248,494

Energy — 6.0%
ChampionX	8,365	163,703
Frontline	15,795	172,639
Green Plains *	7,840	227,909
Kosmos Energy *	27,845	143,959
TechnipFMC PLC *	26,735	226,178

		934,388

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND SEPTEMBER 30, 2022

COMMON STOCK — continued

	Shares	Value
Financials — 16.0%
Atlantic Union Bankshares	5,735	$174,229
Cadence Bank	8,015	203,661
Hancock Whitney	4,975	227,905
Hanover Insurance Group	1,930	247,310
Heartland Financial USA	4,680	202,925
PacWest Bancorp	7,525	170,065
QCR Holdings	2,985	152,056
Radian Group	8,815	170,041
Reinsurance Group of America	2,340	294,395
SouthState	2,865	226,679
United Community Banks	7,955	263,311
Washington Federal	5,440	163,091

		2,495,668

Health Care — 14.9%
Addus HomeCare *	2,810	267,624
Amedisys *	775	75,012
Amphastar Pharmaceuticals *	8,130	228,453
Charles River Laboratories International *	880	173,184
Collegium Pharmaceutical *	12,225	195,844
ICU Medical *	1,285	193,521
Lantheus Holdings *	3,335	234,551
Merit Medical Systems *	4,210	237,907
Pacira BioSciences *	4,795	255,046
Supernus Pharmaceuticals *	7,195	243,551
Tenet Healthcare *	4,270	220,247

		2,324,940

Industrials — 15.6%
CACI International, Cl A *	760	198,406
Copa Holdings, Cl A *	2,690	180,257
Dycom Industries *	2,400	229,272
Energy Recovery *	12,810	278,489
Fluor *	8,660	215,547
Gibraltar Industries *	3,920	160,446
Huron Consulting Group *	3,510	232,538
Kirby *	2,690	163,471
Maxar Technologies	6,025	112,788
Regal Rexnord	1,345	188,784
SPX Technologies *	3,570	197,135
SunPower, Cl A *	4,915	113,242
Zurn Elkay Water Solutions	6,495	159,128

		2,429,503

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND SEPTEMBER 30, 2022

COMMON STOCK — continued

	Shares	Value
Information Technology — 11.7%
A10 Networks	17,375	$230,566
Allegro MicroSystems *	6,835	149,345
Belden	3,220	193,265
Calix *	4,565	279,104
Ciena *	5,325	215,290
Instructure Holdings *	10,470	233,272
National Instruments	4,095	154,545
Perficient *	2,515	163,525
Rambus *	8,015	203,741

		1,822,653

Materials — 2.9%
AptarGroup	1,755	166,778
ATI Inc. *	6,435	171,235
Avient	3,570	108,171

		446,184

Real Estate — 9.3%
Alexander & Baldwin ‡	10,415	172,681
DiamondRock Hospitality ‡	26,850	201,643
Kite Realty Group Trust ‡	13,630	234,708
National Health Investors ‡	2,690	152,066
Physicians Realty Trust ‡	18,545	278,917
Sabra Health Care ‡	16,850	221,072
Safehold ‡	7,315	193,555

		1,454,642

Utilities — 4.0%
Alliant Energy	4,270	226,267
NiSource	8,305	209,203
ONE Gas	2,700	190,053

		625,523

TOTAL COMMON STOCK
(Cost $14,885,787)		14,522,193

EXCHANGE TRADED FUNDS — 1.8%

iShares Russell 2000 ETF	470	77,512
SPDR S&P Biotech ETF *	2,515	199,490

TOTAL EXCHANGE TRADED FUNDS
(Cost $295,575)		277,002

TOTAL INVESTMENTS — 95.0%
(Cost $15,181,362)		$14,799,195

Percentages are based on Net Assets of $15,583,365.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND SEPTEMBER 30, 2022

*	Non-income producing security.
‡	Real Estate Investment Trust

Cl — Class

ETF — Exchange Traded Fund

PLC — Public Limited Company

As of September 30, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Enhanced Core Plus Fund	High Yield Fund	Small Company Sustainability Fund
Assets:
Investments, at Value (Cost $18,269,244, $57,808,544 and $15,181,362, respectively)	$15,685,862	$48,918,065	$14,799,195
Cash	548,587	1,805,305	2,596,810
Unrealized Appreciation on Forward Foreign Currency Contracts	200,443	–	–
Interest and Dividend Receivable	172,882	1,028,902	13,107
Receivable Due from Investment Adviser	21,492	9,061	13,806
Receivable for Capital Shares Sold	4,985	273,241	23,285
Receivable for Investment Securities Sold	–	2,031,023	433,251
Prepaid Expenses	21,384	13,066	11,621

Total Assets	16,655,635	54,078,663	17,891,075

Liabilities:
Payable for Investment Securities Purchased	774,882	1,496,448	2,261,407
Unrealized Depreciation on Forward Foreign Currency Contracts	152,262	–	–
Payable Due to Administrator	9,452	9,452	9,452
Chief Compliance Officer Fees Payable	779	2,557	590
Distribution Fees Payable (Investor Shares)	39	1,351	22
Trustees Fees Payable	34	111	26
Due to Custodian	1	–	–
Payable for Capital Shares Redeemed	–	241,826	–
Other Accrued Expenses	44,246	52,115	36,213

Total Liabilities	981,695	1,803,860	2,307,710

Net Assets	$15,673,940	$52,274,803	$15,583,365

Net Assets Consist of:
Paid-in Capital	$19,133,556	$62,500,928	$15,423,347
Total Distributable Earnings/(Loss)	(3,459,616)	(10,226,125)	160,018

Net Assets	$15,673,940	$52,274,803	$15,583,365

Institutional Shares
Net Assets	$15,485,208	$45,077,280	$15,345,910
Shares Issued and Outstanding (unlimited authorization — no par value)	1,822,930	5,417,429	1,477,165
Net Asset Value, Offering and Redemption Price Per Share	$8.49	$8.32	$10.39

Investor Shares
Net Assets	$188,732	$7,197,523	$237,455
Shares Issued and Outstanding (unlimited authorization — no par value)	22,232	865,672	22,810
Net Asset Value, Offering and Redemption Price Per Share	$8.49	$8.31	$10.41

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS FOR THE YEAR ENDED SEPTEMBER 30, 2022

STATEMENTS OF OPERATIONS

	Enhanced Core Plus Fund	High Yield Fund	Small Company Sustainability Fund
Investment Income:
Interest Income	$647,603	$5,653,047	$3,061
Dividend Income	–	–	142,461

Total Investment Income	647,603	5,653,047	145,522

Expenses:
Administration Fees (Note 4)	115,001	115,001	115,001
Investment Advisory Fees (Note 5)	76,087	358,071	93,742
Trustees’ Fees	7,106	22,514	4,158
Chief Compliance Officer Fees (Note 3)	4,157	8,133	3,542
Distribution Fees (Investor Shares)	549	16,269	88
Transfer Agent Fees (Note 4)	51,626	66,592	48,440
Registration Fees	34,315	37,768	34,388
Audit Fees	28,035	38,035	25,035
Legal Fees	16,635	53,254	9,540
Printing Fees	11,350	33,513	7,137
Custodian Fees (Note 4)	1,095	5,103	2,320
Other Expenses	31,277	51,985	9,088

Total Expenses	377,233	806,238	352,479

Less:
Waiver of Investment Advisory Fees (Note 5)	(76,087)	(301,681)	(93,742)
Reimbursement by Investment Adviser	(189,515)	–	(136,107)
Fees Paid Indirectly (Note 4)	(42)	(58)	(49)

Net Expenses	111,589	504,499	122,581

Net Investment Income	536,014	5,148,548	22,941

Net Realized Gain/(Loss) on:
Investments	(869,060)	(1,254,414)	756,419
Forward Foreign Currency Contracts	(95,365)	–	–
Foreign Currency Transactions	10,785	–	–

Net Realized Gain/(Loss)	(953,640)	(1,254,414)	756,419

Net Change in Unrealized Appreciation/ (Depreciation) on:
Investments	(2,873,587)	(11,188,544)	(1,810,771)
Forward Foreign Currency Contracts	51,698	–	–

Net Change in Unrealized Depreciation	(2,821,889)	(11,188,544)	(1,810,771)

Net Realized and Unrealized Loss	(3,775,529)	(12,442,958)	(1,054,352)

Net Decrease in Net Assets Resulting from Operations	$(3,239,515)	$(7,294,410)	$(1,031,411)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net Investment Income	$536,014	$448,822
Net Realized Gain (Loss)	(953,640)	119,206
Net Change in Unrealized Appreciation (Depreciation)	(2,821,889)	(156,428)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,239,515)	411,600

Distributions:
Institutional Shares	(656,558)	(425,483)
Investor Shares	(6,652)	(2,590)

Total Distributions	(663,210)	(428,073)

Capital Share Transactions:(1)
Institutional Shares:
Issued	96,124	6,720,416
Reinvestment of Dividends and Distributions	220,878	120,515
Redeemed	(3,888,926)	(127,046)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(3,571,924)	6,713,885

Investor Shares:
Issued	26,228	150,924
Reinvestment of Dividends and Distributions	6,652	2,590
Redeemed	(19,669)	(1,645)

Increase from Investor Shares Capital Share Transactions	13,211	151,869

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,558,713)	6,865,754

Total Increase (Decrease) in Net Assets	(7,461,438)	6,849,281

Net Assets:
Beginning of Year	23,135,378	16,286,097

End of Year	$15,673,940	$23,135,378

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net Investment Income	$5,148,548	$4,551,764
Net Realized Gain (Loss)	(1,254,414)	1,116,567
Net Change in Unrealized Appreciation (Depreciation)	(11,188,544)	4,462,363

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,294,410)	10,130,694

Distributions:
Institutional Shares	(5,676,874)	(4,345,671)
Investor Shares	(604,094)	(200,899)

Total Distributions	(6,280,968)	(4,546,570)

Return of Capital:
Institutional Shares	(18,672)	—
Investor Shares	(2,984)	—

Total Return of Capital	(21,656)	—

Capital Share Transactions:(1)
Institutional Shares:
Issued	22,647,986	20,149,452
Reinvestment of Dividends and Distributions	3,639,907	2,696,854
Redemption Fees(2)	44,760	1,585
Redeemed	(36,000,739)	(8,374,009)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(9,668,086)	14,473,882

Investor Shares:
Issued	7,943,219	5,483,006
Reinvestment of Dividends and Distributions	607,078	200,899
Redemption Fees(2)	4,806	836
Redeemed	(5,609,783)	(779,113)

Increase from Investor Shares Capital Share Transactions	2,945,320	4,905,628

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,722,766)	19,379,510

Total Increase (Decrease) in Net Assets	(20,319,800)	24,963,634

Net Assets:
Beginning of Year	72,594,603	47,630,969

End of Year	$52,274,803	$72,594,603

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2022	Year Ended September 30, 2021
Operations:
Net Investment Income	$22,941	$35,297
Net Realized Gain	756,419	2,825,569
Net Change in Unrealized Appreciation (Depreciation)	(1,810,771)	1,698,845

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,031,411)	4,559,711

Distributions:
Institutional Shares	(2,522,649)	(46,674)
Investor Shares	(5,393)	(3)

Total Distributions	(2,528,042)	(46,677)

Capital Share Transactions:(1)
Institutional Shares:
Issued	4,222,263	132,825
Reinvestment of Dividends and Distributions	2,522,649	46,674
Redemption Fees(2)	4	—
Redeemed	(179,185)	(464,888)

Increase (Decrease) from Institutional Shares Capital Share Transactions	6,565,731	(285,389)

Investor Shares:
Issued	241,658	33,130
Reinvestment of Dividends and Distributions	5,393	3
Redemption Fees(2)	10	—
Redeemed	(13,331)	(11,497)

Increase from Investor Shares Capital Share Transactions	233,730	21,636

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,799,461	(263,753)

Total Increase in Net Assets	3,240,008	4,249,281

Net Assets:
Beginning of Year	12,343,357	8,094,076

End of Year	$15,583,365	$12,343,357

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

Institutional Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$10.33	$10.30	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.25	0.24	0.25
Net Realized and Unrealized Gain (Loss)	(1.78)	0.01	0.28

Total from Operations	(1.53)	0.25	0.53

Dividends and Distributions:
Net Investment Income	(0.25)	(0.22)	(0.23)
Net Realized Gain	(0.06)	—	—^

Total Dividends and Distributions	(0.31)	(0.22)	(0.23)

Net Asset Value, End of Year	$8.49	$10.33	$10.30

Total Return†	(15.03)%	2.41%	5.38%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$ 15,485	$ 22,917	$ 16,219
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.83%	1.88%	2.87%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.28%	2.53%
Portfolio Turnover Rate	71%	72%	116%

*	Commenced operations on October 1, 2019.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$10.33	$10.29	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.23	0.21	0.22
Net Realized and Unrealized Gain (Loss)	(1.79)	0.02	0.28

Total from Operations	(1.56)	0.23	0.50

Dividends and Distributions:
Net Investment Income	(0.22)	(0.19)	(0.21)
Net Realized Gain	(0.06)	—	—^

Total Dividends and Distributions	(0.28)	(0.19)	(0.21)

Net Asset Value, End of Year	$8.49	$10.33	$10.29

Total Return†	(15.25)%	2.28%	5.08%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$189	$218	$67
Ratio of Expenses to Average Net Assets	0.79%	0.79%	0.79%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.10%	2.12%	3.19%
Ratio of Net Investment Income to Average Net Assets	2.38%	2.05%	2.20%
Portfolio Turnover Rate	71%	72%	116%

*	Commenced operations on October 1, 2019.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

Institutional Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$10.33	$9.32	$10.18	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.76	0.74	0.66	0.57
Net Realized and Unrealized Gain (Loss)	(1.86)	1.00	(0.64)	0.17

Total from Operations	(1.10)	1.74	0.02	0.74

Redemption Fees^^	0.01	—	—	—

Dividends and Distributions:
Net Investment Income	(0.72)	(0.70)	(0.70)	(0.56)
Net Realized Gain	(0.20)	(0.03)	(0.18)	—

Total Dividends and Distributions	(0.92)	(0.73)	(0.88)	(0.56)

Return of Capital	—^	—	—	—

Net Asset Value, End of Year/ Period	$8.32	$10.33	$9.32	$10.18

Total Return†	(11.33)%	19.19%	0.55%	7.53%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$45,077	$66,855	$46,918	$27,030
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.21%	1.20%	1.59%	2.08%**
Ratio of Net Investment Income to Average Net Assets	7.91%	7.29%	7.04%	6.77%**
Portfolio Turnover Rate	74%	71%	90%	58%***

*	Commenced operations on December 3, 2018.
**	Annualized.
***	Not Annualized.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to the Financial Statements.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

Investor Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$10.32	$9.31	$10.19	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.74	0.70	0.63	0.59
Net Realized and Unrealized Gain (Loss)	(1.86)	1.02	(0.65)	0.14

Total from Operations	(1.12)	1.72	(0.02)	0.73

Redemption Fees^^	0.01	—	—	—

Dividends and Distributions:
Net Investment Income	(0.70)	(0.68)	(0.68)	(0.54)
Net Realized Gain	(0.20)	(0.03)	(0.18)	—

Total Dividends and Distributions	(0.90)	(0.71)	(0.86)	(0.54)

Return of Capital	—^	—	—	—

Net Asset Value, End of Year/ Period	$8.31	$10.32	$9.31	$10.19

Total Return†	(11.56)%	18.94%	0.11%	7.51%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$7,198	$5,740	$713	$41
Ratio of Expenses to Average Net Assets	1.00%	1.00%	0.99%	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.50%	1.43%	1.77%	2.38%**
Ratio of Net Investment Income to Average Net Assets	7.89%	6.86%	6.99%	6.94%**
Portfolio Turnover Rate	74%	71%	90%	58%***

*	Commenced operations on December 3, 2018.
**	Annualized.
***	Not Annualized.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to the Financial Statements.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

Institutional Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$14.04	$9.03	$11.14	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.02	0.04	0.05	0.04
Net Realized and Unrealized Gain (Loss)	(0.81)	5.02	(1.28)	1.10

Total from Operations	(0.79)	5.06	(1.23)	1.14

Redemption Fees^^	—^	—	—	—

Dividends and Distributions:
Net Investment Income	(0.03)	(0.05)	(0.07)	—^
Net Realized Gain	(2.83)	—	(0.81)	—

Total Dividends and Distributions	(2.86)	(0.05)	(0.88)	—

Net Asset Value, End of Year/ Period	$10.39	$14.04	$9.03	$11.14

Total Return†	(7.41)%	56.17%	(12.51)%	11.45%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$15,346	$12,320	$8,094	$9,978
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.82%	2.92%	3.85%	4.07%**
Ratio of Net Investment Income to Average Net Assets	0.18%	0.30%	0.52%	0.62%**
Portfolio Turnover Rate	109%	108%	136%	131%***

*	Commenced operations on December 19, 2018.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to the Financial Statements.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period/Year

Investor Shares	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$14.07	$9.05	$11.14	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.02)	0.01	0.14	0.13
Net Realized and Unrealized Gain (Loss)	(0.80)	5.06	(1.35)	1.01

Total from Operations	(0.82)	5.07	(1.21)	1.14

Redemption Fees^^	—^	—	—	—

Dividends and Distributions:
Net Investment Income	(0.01)	(0.05)	(0.07)	—^
Net Realized Gain	(2.83)	—	(0.81)	—

Total Dividends and Distributions	(2.84)	(0.05)	(0.88)	—

Net Asset Value, End of Year/Period	$10.41	$14.07	$9.05	$11.14

Total Return†	(7.64)%	56.16%	(12.32)%	11.45%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$237	$23	$—	$—
Ratio of Expenses to Average Net Assets	1.23%	1.23%	0.00%‡	0.00%**‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	3.21%	3.06%	3.57%	3.52%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.21)%	0.08%	1.50%	1.48%**
Portfolio Turnover Rate	109%	108%	136%	131%***

*	Commenced operations on December 19, 2018.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to the Financial Statements.
‡

The ratio rounds to 0.00% due to the relative net asset value of Investor Shares. Prospectively, it is expected the ratio of net expenses to average net asset would approximate 1.23% (4.32% excluding waivers) and 1.23% (4.10% excluding waivers, reimbursements and fees paid indirectly), for the period ended September 2019 and year ended September 30, 2020, respectively.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 Funds. The financial statements herein are those of the Mesirow Funds (the “Funds”). The investment objective of the Mesirow Enhanced Core Plus Fund (the “Enhanced Core Plus Fund”) is to seek to maximize total return through capital appreciation and current income consistent with preservation of capital. The investment objective of the Mesirow High Yield Fund (the “High Yield Fund”) is to seek to provide a high level of current income consistent with the preservation of principal. The investment objective of the Mesirow Small Company Sustainability Fund (the “Small Company Sustainability Fund”) is to seek to provide long-term capital appreciation with less volatility than the U.S. small company market. Each of the funds is classified as a diversified investment company. Mesirow Financial Investment Management, Inc. serves as the Enhanced Core Plus Fund and High Yield Fund investment adviser (the “Adviser”). Mesirow Institutional Investment Management, Inc. serves as the Small Company Sustainability Fund Adviser. The Funds currently offer Institutional and Investor Shares. The Enhanced Core Plus Fund, High Yield Fund and the Small Company Sustainability Fund commenced operations on October 1, 2019, December 3, 2018 and December 19, 2018, respectively. The financial statements of the remaining Funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

the value after taking into consideration relevant information reasonably available to the Committee. As of September 30, 2022, the total market value of securities in the High Yield Fund valued in accordance with Fair Value Procedures was $1,350,746 or 2.6% of the Fund’s net assets. Enhanced Core Plus Fund and the Small Company Sustainability Fund had no fair value securities.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

to the Schedules of Investments for details regarding open forward foreign currency contracts as of September 30, 2022.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Enhanced Core Plus Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. The High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The Small Company Sustainability Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. If shareholders own Fund shares on a Fund’s record date, shareholders will be entitled to receive the distribution. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds impose a 1.00% redemption fee on the value of the Institutional Shares and Investor shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The High Yield Fund, Investor Shares imposed redemption fees of $836, for the year ended September 30, 2021. The High Yield Fund, Institutional Shares and Investor Shares imposed redemption fees of $44,760 and $4,806, for the year ended September 30, 2022, respectively. The Small Company Sustainability Fund, Institutional Shares and Investor Shares imposed redemption fees of $4 and $10, for the year ended September 30, 2022, respectively. The Enhanced Core Plus did not impose redemption fees for the year ended September 30, 2022.

Loan Obligations — To the extent consistent with its investment objective and strategies, certain Funds may invest in U.S. dollar denominated fixed and floating-rate loans (“Loans”) arranged through private negotiations between one or more financial institutions (“Lenders”). A Fund’s investments in such Loans may be in the form of participations in Loans (“Obligations”) or assignments of all or a portion of Loans from third parties. Obligations typically result in a Fund having a contractual relationship with the Lenders. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Obligation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Obligations, a Fund generally has neither right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

in which it has purchased the Obligation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Obligation. Unfunded commitments represent the remaining obligation of a Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. As of September 30, 2022, the High Yield Fund and Enhanced Core Plus Fund did not hold unfunded commitments.

Restricted Securities — As of September 30, 2022, the High Yield Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2022, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Sustainability Fund each paid $115,001 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agency expenses. For the year ended September 30, 2022, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Sustainability Fund earned credits of $42, $58 and $49, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreements:

Under the terms of the investment advisory agreements, the Advisers provide investment advisory services to the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Sustainability Fund at a fee calculated at an annual rate of 0.37%, 0.55% and 0.75%, respectively of the Funds’ average daily net assets.

For each Fund, the Advisers have contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Funds’ total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2023. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2023. In addition, the Advisor may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Accordingly, the contractual expense limitations for each Fund are as follows:

	Institutional Shares	Investor Shares
Enhanced Core Plus Fund	0.54%	0.79%
High Yield Fund	0.75%	1.00%
Small Company Sustainability Fund	0.98%	1.23%

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At September 30, 2022, the amount the Advisers may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	2023	2024	2025	Total
Enhanced Core Plus Fund	$354,885	$262,939	$265,602	$883,426
High Yield Fund	300,585	283,194	301,681	885,460
Small Company Sustainability Fund	252,222	228,422	229,849	710,493

6. Shares Transactions:

Enhanced Core Plus Fund	Year Ended September 30, 2022	Year Ended September 30, 2021
Institutional Shares
Issued	10,655	643,063
Reinvestment of Dividends and Distributions	23,347	11,657
Redeemed	(428,574)	(12,240)

Net Institutional Shares Capital Share Transactions	(394,572)	642,480

Investor Shares
Issued	2,569	14,505
Reinvestment of Dividends and Distributions	712	251
Redeemed	(2,136)	(159)

Net Investor Shares Capital Share Transactions	1,145	14,597

Net Increase (Decrease) in Shares Outstanding	(393,427)	657,077

High Yield Fund	Year Ended September 30, 2022	Year Ended September 30, 2021
Institutional Shares
Issued	2,346,493	1,984,033
Reinvestment of Dividends and Distributions	378,651	266,428
Redeemed	(3,779,281)	(815,077)

Net Institutional Shares Capital Share Transactions	(1,054,137)	1,435,384

Investor Shares
Issued	821,822	536,135
Reinvestment of Dividends and Distributions	64,725	19,658
Redeemed	(576,982)	(76,245)

Net Investor Shares Capital Share Transactions	309,565	479,548

Net Increase (Decrease) in Shares Outstanding	(744,572)	1,914,932

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Small Company Sustainability Fund	Year Ended September 30, 2022	Year Ended September 30, 2021
Institutional Shares
Issued	394,679	10,145
Reinvestment of Dividends and Distributions	220,980	3,976
Redeemed	(15,757)	(32,719)

Net Institutional Shares Capital Share Transactions	599,902	(18,598)

Investor Shares
Issued	21,874	2,454
Reinvestment of Dividends and Distributions	472	—
Redeemed	(1,187)	(814)

Net Investor Shares Capital Share Transactions	21,159	1,640

Net Increase (Decrease) in Shares Outstanding	621,061	(16,958)

Amount designated as “-“ are $0 or have been rounded to $0.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities and U.S. government, for the year ended September 30, 2022, were as follows:

	Purchases	Sales
Enhanced Core Plus Fund	$4,835,637	$6,972,262
High Yield Fund	34,053,443	44,308,047
Small Company Sustainability Fund	17,230,782	13,250,682

Additionally, the Enhanced Core Plus Fund had $8,979,348 and $9,425,971 in long-term U.S. government purchases and sales, respectively.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in-capital, as appropriate, in the period that the differences arise. The permanent difference in the current year are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, distribution reclassification, foreign currency translations, premium amortization on callable bonds, perpetual bond adjustments and section 988 transactions and reclassification of long term capital gain distribution on REITs.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

The tax character of dividends and distributions paid during the years ended September 30, 2022 and September 30, 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Enhanced Core Plus Fund
2022	$541,594	$121,616	$—	$663,210
2021	420,062	8,011	—	428,073
High Yield Fund
2022	5,978,889	302,079	21,656	6,302,624
2021	4,546,570	—	—	4,546,570
Small Company Sustainability Fund
2022	1,548,847	979,195	—	2,528,042
2021	46,677	—	—	46,677

As of September 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Enhanced Core Plus Fund	High Yield Fund	Small Company Sustainability Fund
Undistributed Ordinary Income	$17,249	$—	$9,059
Undistributed Long-Term Capital Gains	—	—	574,831
Post October Losses	(916,541)	(1,246,522)	—
Unrealized Depreciation	(2,560,322)	(8,979,601)	(423,870)
Other Temporary Differences	(2)	(2)	(2)

Total Net Distributable Earnings (Accumulated Losses)	$(3,459,616)	$(10,226,125)	$160,018

Post-October losses represent losses realized on investment transactions from November 1, 2021 through September 30, 2022 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to interest from perpetual bonds, premium amortization of callable bonds, forward contracts and wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2022, were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Enhanced Core Plus Fund	$18,259,410	$—	$(2,560,322)	$(2,560,322)
High Yield Fund	57,897,666	697,714	(9,677,315)	(8,979,601)
Small Company Sustainability Fund	15,223,065	770,430	(1,194,300)	(423,870)

9. Concentration of Risks:

As with all management investment companies, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

Asset-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk (Enhanced Core Plus Fund and High Yield Fund) — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Securities (Junk Bonds) Risk (Enhanced Core Plus Fund and High Yield Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Convertible Securities and Preferred Stocks Risk (Enhanced Core Plus Fund and High Yield Fund) — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of over-the-counter forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear. Additionally, some derivatives, such as non-deliverable forwards, require funds to be posted by the Fund when positions are opened. This creates a risk that the funds may not be returned to the Fund even if the position is closed.

Duration Risk (Enhanced Core Plus Fund and High Yield Fund) — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk (Small Company Sustainability Fund) — The risk that stock prices will fall over short or extended periods of time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Exchange-Traded Funds (ETFs) Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (Enhanced Core Plus Fund and High Yield Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk (Enhanced Core Plus Fund and High Yield Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Foreign Investment/Emerging Markets Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Hybrid Preferred Securities Risk (Enhanced Core Plus Fund) — Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. Although hybrid preferred security holders generally have claims to

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

assets in a corporate liquidation that are senior to those of traditional preferred securities, the claims of such holders are generally still subordinate to those of senior debt holders.

Interest Rate Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Strategy Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Investment Style Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Large Capitalization Risk (High Yield Fund) — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk (Enhanced Core Plus Fund and High Yield Fund) — The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (MLPs) Risk (High Yield Fund) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Money Market Instruments Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically,$1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) —Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt.

Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk (Small Company Sustainability Fund) — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Prepayment Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk (High Yield Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sector Emphasis Risk (Small Company Sustainability Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small – and Mid Capitalization Companies Risk (High Yield Fund and Small Company Sustainability Fund) — The Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. Small- and mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Style Risk (Small Company Sustainability Fund) — Relative value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

Sustainability Environmental, Social and Governance (“ESG”) Policy Risk (Small Company Sustainability Fund) — The Fund’s ESG criteria may exclude securities of certain issuers for non-financial reasons. Therefore, the Fund may forgo opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for ESG reasons when it might be otherwise disadvantageous for it to do so. Accordingly, the Fund may underperform other funds that do not utilize an investment strategy that incorporates ESG criteria.

Trust Preferred Securities Risk (Enhanced Core Plus Fund) — Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. The Adviser considers trust preferred securities to be debt securities. Trust preferred securities are subject to increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies (“RICs”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities Risk (Enhanced Core Plus Fund and High Yield Fund) —Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Sustainability Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Value Style Risk (Small Company Sustainability Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Warrants and Rights Risk (High Yield Fund) — Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (Enhanced Core Plus Fund and High Yield Fund) — When-issued and delayed delivery securities and

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

10. Concentration of Shareholders:

At September 30, 2022, the percentage of total shares outstanding held by shareholders of the Funds owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership
Enhanced Core Plus Fund

Institutional Shares	2	89%

Investor Shares	1	100%

High Yield Fund

Institutional Shares	3	76%

Investor Shares	2	85%

Small Company Sustainability Fund

Institutional Shares	1	83%

Investor Shares	2	100%

11. Other:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2022 except as follows:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Fund’s custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2023 or it may be delayed until a later date (the “Closing Date”). In addition, there is an increasing potential that the Transaction may be cancelled altogether. Assuming the Transaction is consummated, it is expected that State Street will replace BBH as the Fund’s custodian effective as of the Closing Date.

In November 2022, the Board approved (i) the renaming of the Mesirow Small Company Sustainability Fund to the Mesirow Small Company Fund, and (ii) related changes to the Fund’s 80% investment policy. The changes to the 80% investment policy are expected to be effective on or around January 28, 2023.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Sustainability Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Sustainability Fund (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2022

We have served as the auditor of one or more investment companies in Mesirow Financial Investment Management, Inc. since 2019.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]
William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011- 2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-637-4769. The following chart lists Trustees and Officers as of September 30, 2022.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years[2]

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual Funds have operating expenses. As a shareholder of a mutual Fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual Funds’ gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual Funds’ average net assets; this percentage is known as the mutual Funds’ expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual Funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2022 to September 30, 2022.

The table on the next page illustrates your Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Funds’ gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Funds’ costs with those of other mutual Funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual Funds to make this 5% calculation. You can assess your Funds’ comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual Funds.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited) - concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period**
Enhanced Core Plus Fund
Actual Fund Return
Institutional Shares	$1,000.00	$910.60	0.54%	$2.59
Investor Shares	1,000.00	909.30	0.79	3.78
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,022.36	0.54%	$2.74
Investor Shares	1,000.00	1,021.11	0.79	4.00
High Yield Fund
Actual Fund Return
Institutional Shares	$1,000.00	$899.60	0.75%	$3.57
Investor Shares	1,000.00	898.30	1.00	4.76
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,021.31	0.75%	$3.80
Investor Shares	1,000.00	1,020.06	1.00	5.06
Small Company
Sustainability Fund
Actual Fund Return
Institutional Shares	$1,000.00	$882.80	0.98%	$4.63
Investor Shares	1,000.00	881.50	1.23	4.96
Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,020.16	0.98%	$4.96
Investor Shares	1,000.00	1,018.90	1.23	6.23

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 14-15, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that Mesirow Financial Investment Management (“MFIM”) furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided. The Trustees used this information, as well as other information that MFIM and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from MFIM and other service providers of the Funds regarding: (i) the nature, extent and quality of MFIM’s services; (ii) MFIM’s investment management personnel; (iii) MFIM’s operations and financial condition; (iv) MFIM’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to MFIM and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of MFIM’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to MFIM and its affiliates; (vii) MFIM’s potential economies of scale; (viii) MFIM’s compliance program, including a description of material compliance matters and material compliance violations; (ix) MFIM’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from MFIM, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate MFIM’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and MFIM.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by MFIM and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by MFIM; (ii) the investment performance of the Funds and MFIM; (iii) the costs of the services provided and profits realized by MFIM from its relationship with the Funds, including both direct and indirect benefits accruing to MFIM and its affiliates; (iv) the extent to which economies of scale are being realized by MFIM; and (v) whether fee

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by MFIM, the Board reviewed the portfolio management services provided by MFIM to the Funds, including the quality and continuity of MFIM’s portfolio management personnel, the resources of MFIM, and MFIM’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed MFIM’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for MFIM was available to the Board, as was the response of MFIM to a detailed series of questions which included, among other things, information about the investment advisory services provided by MFIM to the Funds.

The Trustees also considered other services provided to the Funds by MFIM such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by MFIM were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and MFIM

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from MFIM provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by MFIM in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that MFIM had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to MFIM, the Trustees reviewed, among other things, a report of the advisory fees paid to MFIM. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by MFIM to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by MFIM.

The Trustees reviewed the costs of services provided by and the profits realized by MFIM from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to MFIM and its affiliates. The Trustees considered how MFIM’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of MFIM with respect to the management of the Funds were not unreasonable. The Board also considered MFIM’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered MFIM’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by MFIM with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Mesirow Small Company Sustainability Fund

Pursuant to Section 15 of the 1940 Act, the Fund’s advisory agreement (the “Small Company Sustainability Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on September 14-15, 2022 (the “September Meeting”) to decide whether to approve a new agreement between the Fund and Mesirow Institutional Investment Management, Inc. (“MIIM”), for an initial two year term following a restructuring of MIIM and its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

At the September Meeting, the Board considered the terms of the Small Company Sustainability Agreement. In preparation for the September Meeting, the Trustees requested that MIIM furnish information necessary to evaluate the terms of the Small Company Sustainability Agreement. Prior to the September Meeting, the Independent Trustees of the Fund met to review and discuss the information provided. The Trustees used this information, as well as other information that MIIM and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Small Company Sustainability Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from MIIM and other service providers of the Fund regarding: (i) the nature, extent and quality of MIIM’s services; (ii) MIIM’s investment management personnel; (iii) MIIM’s operations and financial condition; (iv) MIIM’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the MIIM’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to MIIM and its affiliates; (vii) MIIM’s potential economies of scale; (viii) MIIM’s compliance program, including a description of material compliance matters and material compliance violations; (ix) MIIM’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from MIIM, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate MIIM’s services, fee and other aspects of the Small Company Sustainability Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and MIIM.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by MIIM and other service providers of the Fund, approved the Small Company Sustainability Agreement. In considering the approval of the Small Company Sustainability Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by MIIM; (ii) the investment performance of the Fund and MIIM or its affiliates; (iii) the costs of the services provided and profits realized by MIIM from its relationship with the Fund, including both direct and indirect benefits accruing to MIIM and its affiliates; (iv) the extent to which economies of scale are being realized by MIIM; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by MIIM

In considering the nature, extent and quality of the services provided by MIIM, the Board reviewed the portfolio management services provided by MIIM to the Fund, including the quality and continuity of MIIM’s portfolio management personnel, the resources of MIIM, and MIIM’s compliance history and compliance program. The Trustees reviewed the terms of the Small Company Sustainability Agreement. The Trustees also reviewed MIIM’s investment and risk management approaches for the Fund. The most recent Form ADV for MIIM was available to the Board, as was the response of MIIM to a detailed series of questions which included, among other things, information about the investment advisory services provided by MIIM to the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

The Trustees also considered other services provided to the Fund by MIIM such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by MIIM were sufficient to support approval of the Small Company Sustainability Agreement.

Investment Performance of the Fund and MIIM

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from MIIM provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by MIIM in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that MIIM had been able to achieve for the Fund were sufficient to support approval of the Small Company Sustainability Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to MIIM, the Trustees reviewed, among other things, a report of the advisory fee paid to MIIM (or MFIM, prior to July 1, 2022). The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by MIIM to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by MIIM.

The Trustees reviewed the costs of services provided by and the profits realized by MIIM from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to MIIM and its affiliates. The Trustees considered how MIIM’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of MIIM with respect to the management of the Fund were not unreasonable. The Board also considered MIIM’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

The Trustees considered MIIM’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by MIIM with respect to economies of scale.

Approval of the Small Company Sustainability Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Small Company Sustainability Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Small Company Sustainability Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2022 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2022 the Fund is designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Enhanced Core Plus Fund	0.00%	18.34%	81.66%	100.00%	0.00%
High Yield Fund	0.34%	4.81%	94.85%	100.00%	0.00%
Small Company Sustainability Fund	0.00%	38.73%	61.27%	100.00%	7.70%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
Enhanced Core Plus Fund	0.00%	0.00%	99.43%	100.00%
High Yield Fund	0.00%	0.00%	79.82%	100.00%
Small Company Sustainability Fund	8.30%	0.00%	0.02%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Mesirow Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-637-4769

Investment Advisers:

Mesirow Financial Investment Management, Inc.

Mesirow Institutional Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

MES-AR-001-0400

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022					FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$682,615		None	None		$730,515	None	$11,990
(b)	Audit-Related Fees	None		None	None		$4,000	None	None
(c)	Tax Fees	$88,500	(4)	None	$57,000	(2)	None	None	$90,000	(2)
(d)	All Other Fees	None		None	None		None	None	$1,473

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2022				FYE September 30, 2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$133,360		None	None	$48,940		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$6,650	(3)	None	None	$2,660	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2022			FYE September 30, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax return preparation fees for affiliates of the Funds.
(3)	Tax Fees for UK Reporting Fund Status.
(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2022	FYE September 30, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $57,000 and $91,473 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $6,650 and $2,660 for 2022 and 2021, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2022 and 2021, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR §240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR §270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: December 9, 2022